Exhibit 32.1

Certification pursuant to

18 U.S.C. Section 1350,

as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SP Bancorp, Inc. (“Company”) on Form 10-K for the period ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey L. Weaver, President and Chief Executive Officer and I, Suzanne C. Salls, Senior Vice President and Chief Financial Officer of the Company certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

(1)	the Report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and*

(2)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2012	/s/ Jeffrey L. Weaver
Date	Jeffrey L. Weaver
President and Chief Executive Officer

March 30, 2012	/s/ Suzanne C. Salls
Date	Suzanne C. Salls
Senior Vice President and Chief Financial Officer